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                                                                    EXHIBIT 10.3

             AMENDMENT NUMBER ONE TO SENIOR SUBORDINATION AGREEMENT

         This AMENDMENT NUMBER ONE TO SENIOR SUBORDINATION AGREEMENT (this "Amendment"), dated as of April 29, 2003, is entered into among COMERICA BANK-CALIFORNIA, a California banking corporation ("Senior Lender"), THE PENINSULA FUND III LIMITED PARTNERSHIP, a Delaware limited partnership ("Subordinate Lender"), DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG")(Parent and UGG are collectively sometimes referred to herein as "Borrowers" and individually as a "Borrower"), with reference to the following facts:

         Senior Lender, Subordinate Lender and the Borrowers entered into that certain Senior Subordination Agreement, dated as of November 25, 2002 (the "Agreement");

         Senior Lender, Subordinate Lender and the Borrowers desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

         1.       Defined Terms.

                           (a)      All initially capitalized terms used but not
defined herein shall have the meanings assigned to such terms in the Agreement.

                           (b)      In addition, the following new definitions
shall be added to Section 1 of the Agreement in alphabetical order:

                                    "DEFERRED INTEREST PAYMENT" means a payment
                  of any remaining accrued but unpaid interest then owing on the Senior Subordinated Note, including without limitation any interest accruing at a per annum rate in excess of 12%.

                                    "PERMITTED PAYMENT" means (i) monthly
                  interest payments owing on the Senior Subordinated Note (as defined in the Note Purchase Agreement) at the per annum rate not to exceed 12% (or $140,000 per month), (ii) quarterly payments of principal owing on the Senior Subordinated Note in accordance with Section 2.1(a) of the Note Purchase Agreement, as in effect on the date hereof, and (iii) Deferred Interest Payments provided that the conditions set forth in Section 3(c)(2)(i) and (ii) hereof have been met.

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                                    "STOP DEFERRED INTEREST PAYMENT NOTICE"
                  means a written notice from Senior Lender to Subordinate Lender and Borrowers that Senior Lender will not permit further Deferred Interest Payments. Senior Lender may give a Stop Deferred Interest Payment Notice at any time in its sole and absolute discretion.

         2. Amendment to Section 3(c): Subordination in the Event of Certain Defaults. Subsection 3(c) shall be deleted in its entirety and replaced with the following:

                                    (c)      Notwithstanding anything to the
                  contrary contained in this Section 3 or Section 2(b) hereinabove, (1) Borrowers may pay and Subordinate Lender may take and retain any Permitted Payment (other than Deferred Interest Payments) before receipt by Subordinate Lender of a Stop Payment Notice, (2) Borrowers may pay and Subordinate Lender may take and retain any Deferred Interest Payments, provided that (i) both before and after giving effect to such Deferred Interest Payment, no Event of Default has occurred and is continuing, or will result on a pro forma basis, and
                  (ii) Senior Lender has not given a Stop Deferred Interest Payment Notice to Subordinate Lender and Borrowers, and (3) Borrowers shall be entitled to resume the making of any payments otherwise prohibited under this Section 3, including any payments previously suspended, at such time as the default giving rise to such prohibition shall have been cured or waived or the applicable period following the date upon which Subordinate Lender received the relevant Stop Payment Notice shall have elapsed.

         3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

                  (a) Senior Lender shall have received this Amendment, duly executed by Subordinate Lender, the Borrowers and Senior Lender;

                  (b) Senior Lender shall have received that certain Amendment Number One Amended and Restated Revolving Credit Agreement, dated as of even date herewith ("Credit Agreement Amendment"), duly executed by the Borrowers and Senior Lender;

                  (c) No Senior Event of Default shall have occurred and be continuing; and

                  (d) All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of date of the Agreement).

         4. Representations and Warranties. In order to induce Senior Lender to enter into this Amendment, Borrowers and Subordinate Lender hereby represent and warrant to Senior Lender that:

                  (a)      No Senior Event of Default is continuing;

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                  (b)      All of the representations and warranties set forth
in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

                  (c) This Amendment has been duly executed and delivered by the Borrowers and the Subordinate Lender, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of the Borrowers and the Subordinate Lender, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

         5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

         7. Reaffirmation of the Agreement. The Agreement as amended hereby remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                        DECKERS OUTDOOR CORPORATION,
                                        a Delaware corporation

                                        By /s/ M. Scott Ash
                                          ______________________________________
                                        Name:  M. Scott Ash
                                        Title: Chief Financial Officer

                                        UGG HOLDINGS, INC.,
                                        a California corporation

                                        By /s/ M. Scott Ash
                                          ______________________________________
                                        Name:  M. Scott Ash
                                        Title: Chief Financial Officer

                                        THE PENINSULA FUND III LIMITED
                                        PARTNERSHIP,
                                        a Delaware limited partnership

                                        By:  Peninsula Capital Partners, L.L.C.
                                        Its: General Partner

                                              By /s/ Scott A. Reilly
                                                ________________________________
                                              Name: Scott A. Reilly
                                              Title:   President and Chief
                                              Investment Officer

                                        COMERICA BANK - CALIFORNIA,
                                        a California banking corporation

                                        By: /s/ Jason D. Brown
                                           _____________________________________
                                        Name:  Jason D. Brown
                                        Title: Vice President

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